UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/27/2012

COMPUTER SOFTWARE INNOVATIONS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-51758

DE	98-0216911
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

900 East Main Street, Suite T
Easley, South Carolina 29640
(Address of principal executive offices, including zip code)

(864) 855-3900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.    Costs Associated with Exit or Disposal Activities

The disclosure contained in Item 2.06 is hereby incorporated herein by reference.

Item 2.06.    Material Impairments

On April 27, the Board of Directors (the "Board") of Computer Software Innovations, Inc. ("CSI" or the "Company") approved a reorganization of the Company's Cloud Services Segment reflecting a reduction in emphasis on its Cloud Email solution. CSI is committed to continuing to support and implement existing contractual commitments related to its Cloud Email solution, but will reduce its investment toward growth of this solution. Also, the reorganization does not affect the Company's commitment to its hosted voice solution and other Cloud products. The refocusing will result in a reduction in force in the second quarter of 2012.

In connection with the sales results for the Cloud Email solution during the E-Rate cycle occurring in the first quarter of 2012, the Company revised its projected future cash flows for the solution. The Company also concluded that an impairment of its capitalized computer software assets related to its Cloud Email solution had occurred on that basis, effective with the first quarter. Management is finalizing its assessment of the impairment amount which may result in a non-cash charge of up to the total carrying value of $1,313,000 ($814,000 net of tax effect). Charges related to the reduction in force of eight employees, including wages and benefits, are expected to total $91,000 ($56,000 net of tax effect). The reduction in force reduction in force was substantially complete as of May 2, 2012, and will be reflected in the Company's second quarter financial results.

        Cloud Email costs in the second quarter, including the costs related to the reduction in force, are not expected to exceed the costs CSI would have otherwise incurred in the second quarter but for the reorganization. However, there may be other reorganization costs which could delay any savings in that quarter. Looking forward, it is projected that the reorganization will result in cost savings of approximately $300,000 per quarter ($186,000 net of tax effect), when compared to the prior year, beginning in the third quarter of 2012. These cost savings relate to reduced employee head count and reduced future investment in software development costs associated with the Company's Cloud Email solution.

        The reorganization and reduced focus on CSI's Cloud Email solution was recommended by management following a strategic review of the Cloud Services Segment in April 2012. This review took into account primarily potential changes in strategy and continued investment, but also considered preliminary first quarter 2012 results, potential budgeted and projected future results and operating plans. The reassessment of the email product included a break-even analysis, and an examination of potential future costs of maintenance and modifications, return on investment and opportunity costs of capital. Opportunity cost considerations included the potential for continued deployment of capital for this solution versus use for other business growth opportunities, e.g., funding of organic growth efforts for our other offerings and acquisitions.

        Separately, on April 27, 2012, in connection with the Board's and management's review of the Cloud Segment, management took action with respect to its use of the Version3 logo. Version3, Inc. was acquired in August 2008. As a part of its strategic review, management evaluated the continued use of "Version3" in its marketing efforts. Management made the decision to discontinue the use of Version3 logo, although it may continue to use the phrase "Version3" from time to time in selected circumstances. The Company anticipates a non-cash impairment charge for the Version3 brand of up to the total carrying value of $660,000 ($409,000 net of tax effect). The Company is assessing the impact of the first and second quarter events noted above, as to the exact timing (first or second quarter 2012), of the recognition of that charge. Management does not anticipate that any further impairment charges or cash expenditures will result with respect to discontinuing use of the Version3 logo.

Forward-Looking and Cautionary Statements

This report contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Among other things, these statements relate to our financial condition, results of operations and future business plans, operations, opportunities and prospects. In addition, we and our representatives may from time to time make written or oral forward-looking statements, including statements contained in filings with the Securities and Exchange Commission and in our reports to stockholders. These forward-looking statements are generally identified by the words or phrases "may," "could," "should," "expect," "anticipate," "plan," "believe," "seek," "estimate," "predict," "project" or words of similar import. These forward-looking statements are based upon our current knowledge and assumptions about future events and involve risks and uncertainties that could cause our actual results, performance or achievements to be materially different from any anticipated results, prospects, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements are not guarantees of future performance. Many factors are beyond our ability to control or predict. You are accordingly cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date that we make them. We do not undertake to update any forward-looking statement that may be made from time to time by or on our behalf.

In our most recent Form 10-K, we have included risk factors and uncertainties that might cause differences between anticipated and actual future results. We have attempted to identify, in context, some of the factors that we currently believe may cause actual future experience and results to differ from our current expectations regarding the relevant matter or subject area. The operations and results of our software and systems integration businesses also may be subject to the effects of other risks and uncertainties, including, but not limited to:

- a reduction in anticipated sales;
- an inability to perform customer contracts at anticipated cost levels;
- our ability to otherwise meet the operating goals established by our business plan;
- market acceptance of our new software, technology and services offerings;
- an economic downturn; and
- changes in the competitive marketplace and/or customer requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER SOFTWARE INNOVATIONS, INC.

Date: May 03, 2012	By:	/s/ David B. Dechant
David B. Dechant
Chief Financial Officer